Exhibit 10.7

SENIOR MEZZANINE COMPLETION GUARANTY

This Senior Mezzanine Completion Guaranty (“Guaranty”) is entered into as of September 22, 2006, jointly and severally by CFP Residential L.P., a Texas limited partnership, Kenneth Valach, an individual, J. Ronald Terwilliger, an individual and Brian Austin, an individual (collectively, the “Guarantor”) for the benefit of Behringer Harvard Alexan Voss, LLC, a Delaware limited liability company, and/or any subsequent holder of the Note (the “Lender”).

RECITALS

A.            GC 128 Voss SM LLC, a Delaware limited liability company (the “Borrower”) has requested that Lender make a loan to Borrower in the amount of Six Million Eight Hundred Fifty Thousand Dollars ($6,850,000) (the “Loan”).  The Loan will be evidenced by the Senior Mezzanine Promissory Note from Borrower to Lender dated as of the date of this Guaranty (the “Note”).  The Note will be secured by the Senior Mezzanine Pledge and Security Agreement dated the same date as the Note made by Borrower in favor of Lender (the “Security Instrument”).

B.            The Loan is being made to finance the purchase by GC 127 Voss Holdings LLC, a Delaware limited liability company (“Property Owner”), which is a wholly-owned subsidiary of Borrower, of certain real property (the “Property”), as more particularly described in the Loan Agreement dated as of the date of this Guaranty between Borrower and Lender (the “Loan Agreement”) and to facilitate the construction of a 376 unit apartment project on the Property to be known as the Alexan Voss  (the “Project).

C.            The Project is to be constructed in accordance with, and pursuant to the terms and conditions and requirements of, the Loan Agreement and other Loan Documents.

D.            As a condition to making the Loan to Borrower, Lender requires that the Guarantor execute this Guaranty.  Guarantor has an economic interest in Borrower or will otherwise obtain a material financial benefit from the Loan.

NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, the Guarantor hereby agrees, unconditionally and irrevocably as follows:

1.             Defined Terms.  “Indebtedness” and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Loan Agreement.

2.             Guaranty.

a)             Guarantor hereby guarantees to Lender, upon written demand by Lender, at Lender’s option and in its sole discretion, that Guarantor will (i) complete the Project substantially in accordance with the plans and specifications for the Project, as modified from time to time as allowed by the Loan Agreement (the “Plans and Specifications”) and in accordance with the terms and conditions of the Loan Agreement and other Loan Documents if, for any reason, or under any contingency, Property Owner shall abandon construction of the Project or shall fail to complete the Project within the construction time set forth in the Loan Agreement and Loan Documents and (ii) pay all cost overruns for construction of the Project to the extent Borrower or Property Owner fails to do so; provided that Lender shall reimburse Guarantor for all costs incurred by Guarantor in completing the Project (provided that such completion costs are included in the Project Budget (as defined below) to the extent such costs do not constitute cost overruns.  In the preceding sentence, “cost overruns” means costs of constructing the Project that, in the aggregate, exceed the amount provided in the budget attached hereto as Exhibit “A” (the “Project Budget”).  All amounts reimbursed to Guarantor by Lender in accordance with this Section 2(a) shall correspondingly increase the amount of Loan to Borrower and shall be payable by Borrower to Lender in accordance with the terms of the Loan Agreement.  The Project will be deemed substantially completed in accordance with the Plans and Specifications upon the issuance of the final certificate of occupancy, the issuance of a certificate of substantial completion from the Property Owner’s architect, receipt of a contractor’s release and the receipt of lien waivers or similar evidence of payment from the general contractor and all major subcontractors (i.e., subcontractors whose contract amount exceeds $100,000) to Lender’s reasonable satisfaction, provided, however, that if Senior Lender shall deem the Project substantially complete then Lender shall deem the Project substantially complete (“Completion”).

b)            Without limiting the rights and remedies of Lender, if after the occurrence of an Event of Default and after Lender has so requested, Guarantor does not proceed with and diligently prosecute Completion of the Project in accordance with the Loan Agreement, then Lender may, at its option, without notice to Guarantor or anyone else, complete the Project either before or after commencement of foreclosure proceedings, and either on or before the exercise of any other right or remedy of Lender against Borrower or Guarantor, with such changes to the Plans and Specifications that Lender deems necessary or advisable to complete the Project and Guarantor waives any right to contest such necessary expenditures.  The amount of any and all expenditures made by Lender for the foregoing purposes, to the extent they exceed the unexpended portion of the Project Budget shall bear interest from the date made until repaid to Lender, at a rate per annum equal to the interest rate provided for in the Note and, together with such interest, shall be due and payable by Guarantor to Lender upon demand.  Lender does not have and shall never have any obligation to complete the Project or take such action.

c)             In addition to the foregoing, and notwithstanding anything to the contrary set forth herein or in any of the Loan Documents, Guarantor hereby further guarantees to Lender the full and prompt payment of all principal, interest and other amounts due and owing by Borrower under the Note, the Security Instrument and any other Loan Document from and after the filing of a voluntary bankruptcy or insolvency proceeding of Property Owner, or Borrower prior to Completion.

3.             Survival.  The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument.

4.             Guaranty of Performance and Payment.  Guarantor’s performance and payment obligations under this Guaranty constitute a guaranty of performance and payment and not merely a guaranty of collection.

5.             Present, Unconditional and Irrevocable Guaranty; Waivers.  The obligations of Guarantor under this Guaranty shall be performed without demand by Lender, other than as provided herein and shall be present, unconditional, absolute and irrevocable irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor.  The parties intend that Guarantor shall not be considered a “debtor” as defined in Tex. Bus. & Com. Code  Ann., Section 9.105, as amended (and any successor statute thereto).  This Guaranty shall be effective as a waiver of, and Guarantor expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including (without limitation) any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.  Without limiting the generality of the foregoing, Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender’s rights against Guarantor under this Guaranty, including notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness.  Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Borrower or any other guarantor of Borrower’s payment or performance with respect to the Indebtedness (an “Other Guarantor”), (b) if Borrower or any Other Guarantor is a partnership, proceed against any general partner of Borrower or the Other Guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower.

6.             Modification of Loan Documents.  At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a)

the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower’s performance of or compliance with any covenant or agreement contained in the Note, the Loan Agreement, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, the Loan Agreement, the Security Instrument, or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

7.             Joint and Several Guaranty.  If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several.  Lender, in its discretion, may (a) bring suit against Guarantor, or any one or more of the Persons constituting Guarantor, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the Persons constituting Guarantor, or any Other Guarantor, for such consideration as Lender may deem proper; (c) release one or more of the Persons constituting Guarantor, or any Other Guarantor, from liability; and (d) otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty.  Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Guarantor with respect to any Other Guarantor.

8.             Subordination.  Any indebtedness of Borrower held by Guarantor now or in the future  (including but not limited to (i) all debts and liabilities of Borrower to Guarantor whether the obligations of Borrower are direct, contingent, primary, secondary, joint and several or otherwise, whether the obligations are evidenced by note, contract, open account or otherwise and irrespective of the creation of such debts or liabilities or manner acquired by Guarantor, (ii) any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below and (iii) all liens, security interests, judgment liens, charges or other encumbrances on Borrower’s assets securing payment thereof) is and shall be subordinated to the Indebtedness, and upon the occurrence of an Event of Default, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, except to the extent that such amounts are actually applied toward Borrower’s obligations under the Loan Documents,  Guarantor shall not receive, or collect, directly or indirectly any amount in connection with the foregoing.  If any amount is received by Guarantor on such indebtedness of Borrower held by Guarantor at the time an Event of Default exists, it shall be received by Guarantor in trust, as trustee for Lender, and Guarantor agrees to pay such amounts promptly to Lender.  In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claims in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Indebtedness has been fully and finally paid and performed.  Guarantor hereby acknowledges and agrees that the foregoing provisions shall be operative without the necessity of execution of any further documents.  Notwithstanding the foregoing, upon the request of Lender, Guarantor hereby agrees to execute of a subordination agreement, in form and content reasonably acceptable to Lender, evidencing the provisions of this Section 8.

9.             Waiver of Subrogation Rights.  Any right or claim for subrogation or reimbursement against Borrower by reason of any payment by Guarantor under this Guaranty, is subordinated to the Indebtedness on the terms provided in Section 8 above, whether such right or claim arises at law or in equity or under any contract or statute.

10.           No Discharge of Guarantor.  If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Guarantor under this Guaranty.

11.           Financial Statements.  Guarantor agrees that, until Completion, Guarantor will provide to Lender no later than December 31 of each year a Collateral Value Statement for each of the Persons constituting Guarantor dated as of the preceding June 30, in each case accompanied by a certificate executed by the Person to whom such Collateral Value Statement relates certifying that, to the knowledge of such Person, the Collateral Value Statement fairly presents the collateral value of the assets shown in such Collateral Value Statement determined on the same basis as described in the notes to the Collateral Value Statements, dated as of June 30, 2005, provided for each Guarantor.

12.           Representation and Warranty.  Guarantor represents and warrants to Lender, jointly and severally, that (i) CFP Residential, L.P. has the limited partnership power and authority to enter into this Guaranty, to incur the obligations provided for herein, and to execute and deliver the same to Lender, (ii) when executed and delivered, this Guaranty will constitute a valid and legally binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms (subject to bankruptcy, insolvency, reorganization and similar laws and to general principles of equity) and (iii) each Guarantor will directly or indirectly benefit from the Loan.

13.           Counterparts.  This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  The persons comprising Guarantor may execute different counterparts of this Guaranty.

14.           Notices.  Any notice, election, communication, request, approval or other document or demand required or permitted under this Guaranty shall be in writing.  Each notice, election, communication, request, approval or other document or demand shall be addressed to the intended recipient, in the case of Lender, at its address set forth below or, in the case of a Guarantor, at its address set forth on the signature page of this Guaranty.  Each notice, election, communication, request, approval or other document or demand shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges, for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested.  As used in this Section 21, the term “Business Day” means any day other than a Saturday, a Sunday or any other legal holiday.  Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 14.

15.           Assignment by Lender.  Lender may assign its rights under this Guaranty in whole or in part and, upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the estate, legal representatives, successors and assigns of such party.

16.           Entire Agreement.  This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties.  All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents.  Guarantor acknowledges that it has received a copy of the Note and all other Loan Documents.  Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

17.           Governing Law.  This Guaranty shall be governed by, and construed in accordance with, the substantive law of the State of Texas without regard to the application of choice of law principles.

18.           SUBMISSION TO JURISDICTION/SERVICE OF PROCESS.  GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY, THE SUBJECT MATTER HEREOF, OR THE LOAN. GUARANTOR TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN THE ABOVE-NAMED COURTS ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS GUARANTY, THE SUBJECT MATTER HEREOF, OR THE LOAN (AS APPLICABLE) MAY NOT BE

ENFORCED IN OR BY SUCH COURT AND (B) HEREBY WAIVES THE RIGHT TO REMOVE ANY SUCH ACTION, SUIT OR PROCEEDING INSTITUTED BY LENDER IN STATE COURT TO FEDERAL COURT, OR TO REMAND AN ACTION INSTITUTED IN FEDERAL COURT TO STATE COURT (UNLESS THE FEDERAL COURT HAS NO SUBJECT MATTER JURISDICTION).  EACH GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN TO IT PURSUANT HERETO, BUT SERVICE WILL BE EFFECTIVE ONLY UPON DELIVERY.  GUARANTOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF LENDER AND ITS ASSIGNS.  FINAL JUDGMENT AGAINST GUARANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTION (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF GUARANTOR THEREIN DESCRIBED, OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION, PROVIDED, HOWEVER, THAT LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST GUARANTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE SUBMITTING PARTY OR SUCH ASSETS MAY BE FOUND.

19.           WAIVER WITH RESPECT TO DAMAGES.  GUARANTOR ACKNOWLEDGES THAT LENDER DOES NOT HAVE ANY FIDUCIARY RELATIONSHIP WITH, OR FIDUCIARY DUTY TO, GUARANTOR ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND THE RELATIONSHIP BETWEEN LENDER AND GUARANTOR, IN CONNECTION HEREWITH AND THEREWITH IS SOLELY THAT OF GUARANTOR OF A DEBTOR AND CREDITOR.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND LENDER EACH SHALL NOT ASSERT, AND GUARANTOR AND LENDER EACH HEREBY WAIVES, ANY CLAIMS AGAINST THE OTHER, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS GUARANTY, ANY OTHER LOAN DOCUMENT, ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

20.           Change of Address.  Guarantor (or each Guarantor, if more than one) agrees to notify Lender (in the manner for giving notices provided in Section 14 above) of any change in Guarantor’s address within a reasonable time after such change of address occurs.

21.           Liability.

(a)           Notwithstanding anything in this Guaranty to the contrary, Lender shall look for satisfaction of the obligations of a Guarantor under this Guaranty only to the following real and personal property of such Guarantor (the “Available Assets”):

(1)           the legal and beneficial interests of such Guarantor in any entity that is, at the time of enforcement of this Guaranty, (i) engaged in the business of holding, constructing, developing or providing property management or overhead services for real estate designed for residential use in the United States and (ii) affiliated in any way with Trammell Crow Residential Company, or any subsidiary thereof or any successor or assign of all or substantially all of the assets thereof; and

(2)           any receivables due the Guarantors from any entity described in the foregoing item (1).

Except for the Available Assets, Lender shall not look to a Guarantor’s tangible or intangible real and personal property (including cash, cash equivalents, securities, partnership interests, receivable or similar intangible personal property) for satisfaction of any Guarantor’s obligations under this Guaranty.  Subject to Section 21(b), Lender may not look to the tangible or intangible proceeds of any assets of a Guarantor, including proceeds of the Available Assets, except as specifically provided in paragraph (2) above.

(b)           Notwithstanding the limitations in Section 21(a), Lender may look to proceeds of Available Assets realized by a Guarantor (i) after the Aggregate Collateral Value, as reported in the annual Collateral Value Statements prepared for the Guarantors, is less than $80,000,000 or (ii) as a result of a transaction that causes the Aggregate Collateral Value to be less than $80,000,000  As used in this paragraph, the term “Aggregate Collateral Value” means the aggregate value of the Available Assets as calculated on the basis provided in the notes to the Collateral Value Statements of the Guarantors dated as of June 30, 2005.  However, notwithstanding this Section 21(b), in no event will Lender be entitled to satisfy any obligation of a Guarantor from any of the following assets (collectively, “Excluded Assets”): (i) the personal residences of the Guarantor, (ii) the Guarantor’s nonbusiness real estate, including rural, vacation and resort property, up to $1,000,000 in value, (iii) the Guarantor’s personal automobiles and other tangible personal property, including household goods, clothing, silverware, gems, jewelry and works of art, not to exceed $1,500,000 in values, (iv) the interests listed in Section 21(c) and (v) proceeds of Excluded Assets.

(c)           In no case may Lender look to any of the following owned by a Guarantor (even if it otherwise would be available under the terms of this Section 21) or any proceeds thereof: stock in AvalonBay Communities, Inc., units in Avalon DownREIT V, L.P., stock in Gables Residential Trust, units in Gables Realty Limited Partnership, units in Equity Residential Properties Trust, units in ERP Operating Limited Partnership, stock in BRE Properties, Inc, units in BRE Property Investors, LLC, units in AMLI Residential Property Trust, units in AMLI Residential Properties, L.P., units in Merry Land DownREIT I, L.P., ownership in J. Ronald

Terwilliger Grantor Trust, stock in JRT Holdings, Inc. and ownership in Terwilliger Partners, LLLP and interests in TCR Affordable Housing Limited Partnership

(d)           The term “residential” as used in this Section 21 means single family and multi family dwellings, residential land/lot developments, and senior living communities.

(e)           If the collective aggregate value of the Available Assets of the Guarantor, as reported in the Collateral Value Statement delivered under Section 11 falls to less than $80,000,000 and if the Guarantor, Property Owner and/or Borrower fail to correct such deficiency within 30 days following delivery of a deficiency notice from Lender, then such failure shall, at the option of Lender, constitute an Event of Default on the part of Borrower under the Loan Documents.  Guarantor, Property Owner and/or the Borrower shall have the right to correct any deficiency in Available Assets by (i) obtaining and delivering to Lender one or more new guaranties, each of which shall be in the form and content substantially the same as this Guaranty from one or more persons whose Available Assets  are sufficient to correct the deficiency, (ii) delivering to Lender and thereafter maintaining in full force and effect (for so long as the deficiency exists) an unconditional and irrevocable letter of credit, in a face amount sufficient to correct the deficiency, naming Lender as beneficiary, and otherwise in form and content and issued by an institution acceptable to Lender in the exercise of good faith business judgment, or (iii) the amendment of this Guaranty (in form and substance acceptable to Lender in the exercise of its good faith business judgment) in such a manner such that the definition of Available Assets is expanded to include  additional assets that are not then included in the definition of Available Assets, sufficient to correct the deficiency and otherwise acceptable to Lender in its good faith business judgment.

22.           Successors and Assigns.  This Guaranty shall be binding upon Guarantor and Guarantor’s executors, personal representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

23.           Attorney’s Fees.  If it becomes necessary for Lender to employ counsel to enforce the obligations of Guarantor hereunder, Guarantor agrees to pay the reasonable attorneys’ fees and expenses incurred by Lender in connection therewith.

24.           WAIVER OF JURY TRIAL.  GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty or has caused this Guaranty to be signed and delivered by its duly authorized representative.

GUARANTOR:

CFP Residential LP, a Texas limited partnership

By: Crow Family, Inc., a Texas corporation, its general partner

By:
Harlan R. Crow, Chief Executive Officer

Address: 2001 McKinney Ave., Suite 700, Dallas, Texas 75201
Social Security/Employer ID No.:

Kenneth Valach, an individual

By:

Address: 10333 Richmond Ave., Suite 400, Houston, Texas 77042
Social Security/Employer ID No.:

J. Ronald Terwilliger, an individual

By:

Address: Two Buckhead Plaza, 3050 Peachtree Road, N.W., Suite 500, Atlanta, Georgia 30305
Social Security/Employer ID No.:

Brian Austin, an individual

By:

Address: 10333 Richmond Ave., Suite 400, Houston, Texas 77042
Social Security/Employer ID